Exhibit 10.2

AMENDMENT NO. 15
TO THE
SAN DIEGO GAS & ELECTRIC COMPANY
NUCLEAR FACILITIES QUALIFIED CPUC DECOMMISSIONING
MASTER TRUST AGREEMENT
FOR
SAN ONOFRE NUCLEAR GENERATING STATIONS

This Amendment No. 15 made this 31st day of August, 2016, by and between San Diego Gas & Electric Company (“Company”) and The Bank of New York Mellon, a New York state bank, successor by operation of law to Mellon Bank, N.A (“Trustee”).
WHEREAS, pursuant to Section 2.12 of the San Diego Gas & Electric Company Nuclear Facilities Qualified CPUC Decommissioning Master Trust Agreement for San Onofre Nuclear Generating Stations dated as of June 29, 1992, as amended (“Agreement”) between the Company and the Trustee, the parties specifically reserve the right to amend the Agreement;
NOW, THEREFORE, the Company and the Trustee agree as follows:

1.	The following sentence shall be added to Section 1.05:

“The tax partnership maintained under this Agreement shall be known as the SDG&E Qualified Nuclear Decommissioning Trust Partnership”.

2.
Each Party hereby represents and warrants to the others that it has full authority to enter into this Amendment No. 15 upon the terms and conditions hereof and that the individual executing this Amendment No. 15 on its behalf has the requisite authority to bind that Party.

IN WITNESS WHEREOF, the Company, the Trustee, and the California Public Utilities Commission have set their hands and seals in agreement to these amendments as of the latest date set forth below.

SAN DIEGO GAS & ELECTRIC COMPANY

By:	________________________________________

Date:	________________________________________

Attest:	________________________________________

THE BANK OF NEW YORK MELLON

By:	________________________________________

Date:	________________________________________

Attest:	________________________________________

CALIFORNIA PUBLIC UTILITIES COMMISSION

By:	________________________________________

Date:	________________________________________

Attest:	________________________________________